UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2006

REDDY ICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32596	56-2381368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8750 North Central Expressway, Suite 1800

Dallas, Texas  75231

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 526-6740

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On June 15, 2006 the Company issued a press release announcing that its board of directors had declared a quarterly cash dividend on its common stock for the period from April 1, 2006 to June 30, 2006, in the amount of $0.40 per share, payable on or about July 17, 2006, to stockholders of record as of June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release of Reddy Ice Holdings, Inc. dated June 15, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 15, 2006

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
Name: Steven J. Janusek
Title: Chief Financial and Accounting Officer

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